                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant [X]
Filed by a party other than the registrant [ ]



  Check the appropriate box:
  [ ]    Preliminary proxy statement
  [X]    Definitive proxy statement
  [ ]    Definitive additional materials
  [ ]    Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12



                            CHESTER BANCORP, INC.
--------------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)


                            CHESTER BANCORP, INC.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)


Payment of filing fee (Check the appropriate box):
  [X]   No fee required.
  [ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


      (1) Title of each class of securities to which transaction applies:
           N/A
--------------------------------------------------------------------------------
      (2) Aggregate number of securities to which transactions applies:
           N/A
--------------------------------------------------------------------------------
      (3)  Per unit price or other underlying value of
           transaction computed pursuant to Exchange Act Rule 0-11:
           N/A
--------------------------------------------------------------------------------
      (4) Proposed maximum aggregate value of transaction:
           N/A
--------------------------------------------------------------------------------
[ ]  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.


      (1) Amount previously paid:
          N/A
--------------------------------------------------------------------------------
      (2) Form, schedule or registration statement no.:
          N/A
--------------------------------------------------------------------------------
      (3) Filing party:
          N/A
--------------------------------------------------------------------------------
      (4) Date filed:
          N/A
--------------------------------------------------------------------------------

                     [CHESTER BANCORP, INC. LETTERHEAD]



                               February 21, 1997






Dear Stockholder:

     You are cordially invited to attend the First Annual Meeting of Stockholders of Chester Bancorp, Inc. to be held at the American Legion Hall located at 500 E. Opdyke St., Chester, Illinois, on Friday, April 4, 1997, at 10:00 a.m., local time. Effective October 4, 1996, the Corporation became the holding company for Chester National Bank and Chester National Bank of Missouri.

     The Notice of First Annual Meeting of Stockholders and Proxy Statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Corporation. Directors and officers of the Corporation, as well as a representative of KPMG Peat Marwick LLP, the Corporation's independent auditors, will be present to respond to appropriate questions of stockholders.

     IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THIS MEETING, WHETHER OR NOT YOU ATTEND THE MEETING IN PERSON AND REGARDLESS OF THE NUMBER OF SHARES YOU OWN. TO MAKE SURE YOUR SHARES ARE REPRESENTED, WE URGE YOU TO COMPLETE AND MAIL THE ENCLOSED PROXY CARD. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON EVEN IF YOU HAVE PREVIOUSLY MAILED A PROXY CARD.

     We look forward to seeing you at the meeting.

                                      Sincerely,


                                      Michael W. Welge
                                      ------------------------------------
                                      Michael W. Welge
                                      Chairman of the Board, President and
                                      Chief Financial Officer

                             CHESTER BANCORP, INC.
                               1112 STATE STREET
                            CHESTER, ILLINOIS 62233
                                 (618) 826-5038


                 NOTICE OF FIRST ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 4, 1997


     NOTICE IS HEREBY GIVEN that the First Annual Meeting of Stockholders of Chester Bancorp, Inc. ("Corporation") will be held at the American Legion Hall located at 500 E. Opdyke St., Chester, Illinois, on Friday, April 4, 1997, at 10:00 a.m., local time, for the following purposes:

      (1)  To elect three directors to serve for three year terms;

      (2) To consider and vote upon a proposal to adopt the Chester Bancorp, Inc. 1997 Stock Option Plan;

      (3)  To consider and vote upon a proposal to adopt the Chester
           Bancorp, Inc. 1997 Management Recognition and Development Plan; and

      (4) To consider and act upon such other matters as may properly come before the meeting or any adjournments thereof.

     NOTE: The Board of Directors is not aware of any other business to come before the meeting.

     Any action may be taken on the foregoing proposals at the meeting on the date specified above or on any date or dates to which, by original or later adjournment, the meeting may be adjourned. Stockholders of record at the close of business on February 14, 1997 are entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

     You are requested to complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                         BY ORDER OF THE BOARD OF DIRECTORS



                                         EDWARD K. COLLINS
                                         SECRETARY


Chester, Illinois
February 21, 1997

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                PROXY STATEMENT
                                       OF
                             CHESTER BANCORP, INC.
                               1112 STATE STREET
                            CHESTER, ILLINOIS 62233


                      FIRST ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 4, 1997


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Chester Bancorp, Inc. ("Corporation"), the holding company for Chester National Bank and Chester National Bank of Missouri (together the "Banks"), to be used at the First Annual Meeting of Stockholders of the Corporation ("Annual Meeting"). The Annual Meeting will be held at the American Legion Hall located at 500 E. Opdyke St., Chester, Illinois on Friday, April 4, 1997, at 10:00 a.m., local time. This Proxy Statement and the enclosed proxy card are being first mailed to stockholders on or about February 21, 1997.


                         VOTING AND PROXY PROCEDURE

     Stockholders of record as of the close of business on February 14, 1997 are entitled to one vote for each share of common stock ("Common Stock") of the Corporation then held. As of February 14, 1997, the Corporation had 2,182,125 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions will be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining the existence of a quorum. Broker non-votes will not be considered shares present and will not be included in determining whether a quorum is present.

     The Board of Directors solicits proxies so that each stockholder has the opportunity to vote on the proposals to be considered at the Annual Meeting. When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. Where no instructions are indicated, proxies will be voted FOR the nominees for directors set forth below, FOR adoption of the Chester Bancorp, Inc. 1997 Stock Option Plan and FOR adoption of the Chester Bancorp, Inc. 1997 Management Recognition and Development Plan. If a stockholder attends the Annual Meeting, he or she may vote by ballot. If a stockholder does not return a signed proxy card or does not attend the Annual Meeting and vote in person, his or her shares will not be voted.

     Stockholders who execute proxies retain the right to revoke them at any time. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Corporation or by filing a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting. Attendance at the Annual Meeting will not automatically revoke a proxy, but a stockholder in attendance may request a ballot and vote in person, thereby revoking a prior granted proxy.

     The three directors to be elected at the Annual Meeting will be elected by a plurality of the votes cast by stockholders present in person or by proxy and entitled to vote. Stockholders are not permitted to cumulate their votes for the election of directors. With respect to the election of directors, votes may be cast for or withheld from each nominee. Votes that are withheld and broker non-votes will have no effect on the outcome of the election because directors will be elected by a plurality of votes cast. With respect to the other proposals to be voted upon, stockholders may vote for a proposal, against a proposal or may abstain from voting. Adoption of the 1997 Stock Option Plan and the 1997 Management Recognition and Development Plan will require the affirmative vote of a majority of the outstanding shares. Thus, abstentions and broker non-votes will have the same effect as a vote against adoption of the 1997 Stock Option Plan and the 1997 Management Recognition and Development Plan.

       SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     Persons and groups who beneficially own in excess of 5% of the Corporation's Common Stock are required to file certain reports disclosing such ownership pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). Based on such reports, the following table sets forth, as of February 14, 1997, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Common Stock. Management knows of no persons other than those set forth below who beneficially owned more than 5% of the outstanding shares of Common Stock at February 14, 1997. The following table also sets forth, as of February 14, 1997, information as to the shares of Common Stock beneficially owned by each director, by the named executive officers of the Corporation, and by all executive officers and directors of the Corporation as a group.


                                        Number of Shares       Percent of Shares
Name                                   Beneficially Owned (1)    Outstanding
------------------------------------  ----------------------  -----------------

DIRECTORS AND BENEFICIAL
OWNERS OF MORE THAN 5%

Chester National Bank Employee Stock
  Ownership Plan and Trust
  1112 State Street
  Chester, Illinois 62233                         174,570(2)             8.00%

Michael W. Welge                                  214,348(2)(3)          9.82%
Howard A. Boxdorfer                                23,500                1.08%
Thomas E. Welch, Jr.                               15,189(2)             *
John R. Beck, M.D.                                 50,000                2.29%
Allen R. Verseman                                  51,500(4)             2.36%
James C. McDonald                                  20,150                *
Carl H. Welge                                      12,500                *

NAMED EXECUTIVE OFFICERS(5)

Edward K. Collins                                  31,254(2)(6)          1.43%

All Executive Officers and
Directors as a Group (8 persons)                  593,011               27.18%

_______________
*    Less than 1 percent of shares outstanding.
(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has voting or investment power with respect to such security. The table includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power.
(2) Shares held in accounts under the Corporation's ESOP, as to which the holders have voting power but not investment power, are included as follows: Mr. Collins, 129 shares, Mr. Welch, 189 shares and Mr. M. Welge, 48 shares.
(3) Includes 50,000 shares over which Mr. M. Welge has sole voting and investment power, 164,300 shares over which Mr. M. Welge has shared investment and voting power and 48 shares held in the ESOP.
(4) Includes 50,000 shares over which Mr. Verseman has sole voting and investment power and 1,500 shares over which Mr. Verseman has shared investment and voting power.
(5) Under SEC regulations, the term "named executive officer" is defined to include the chief executive officer, regardless of compensation level, and the four most highly compensated executive officers, other than the chief executive officer, whose total annual salary and bonus for the last
     completed fiscal year exceeded $100,000.   Edward K. Collins was the
     Corporation's only "named executive officer" for the fiscal year ended December 31, 1996. He is also a director of the Corporation.
(6) Includes 30,000 shares over which Mr. Collins has sole voting and investment power, 1,125 shares over which Mr. Collins has shared investment and voting power and 129 shares held in the ESOP.

                     PROPOSAL I -- ELECTION OF DIRECTORS

     The Corporation's Board of Directors consists of eight members and is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. Three directors will be elected at the Annual Meeting to serve for a three year period, or until their respective successors have been elected and qualified. The nominees for election this year are Thomas E. Welch, Jr., John R. Beck, M.D. and James C.
McDonald.   The nominees are current members of the Boards of Directors of the
Corporation and the Banks.

     It is intended that the proxies solicited by the Board of Directors will be voted for the election of the above named nominees. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the Board of Directors may adopt a resolution to amend the Bylaws and reduce the size of the Board. At this time the Board of Directors knows of no reason why any nominee might be unavailable to serve.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF MESSRS. WELCH, BECK AND MCDONALD.

     The following table sets forth certain information regarding the nominees for election at the Annual Meeting, as well as information regarding those directors continuing in office after the Annual Meeting.


                                     Year First
                                      Elected      Term to
 Name                      Age(1)    Director(2)  Expire(3)
-----                      ------    -----------  ---------

                               BOARD NOMINEES


Thomas E. Welch, Jr.          57        1990         2000
John R. Beck, M.D.            62        1989         2000
James C. McDonald             67        1990         2000

                        DIRECTORS CONTINUING IN OFFICE


Edward K. Collins             52        1996         1998
Allen R. Verseman             62        1992         1998
Carl H. Welge(4)              53        1980         1998
Michael W. Welge(4)           56        1980         1999
Howard A. Boxdorfer           81        1970         1999

______________

(1) As of December 31, 1996.
(2) Includes prior service on the Board of Directors of Chester National Bank.
(3) Assuming the individual is re-elected.
(4) Michael W. Welge and Carl H. Welge are second cousins.

     The present principal occupation and other business experience during the last five years of each nominee for election and each director continuing in office is set forth below:

     Thomas E. Welch, Jr. has been employed as an officer of Chester National Bank since 1990 when Heritage Federal was acquired by Chester National Bank. Mr. Welch is the Senior Vice President and Compliance Officer for Chester National Bank and manages the Sparta branch.

     John R. Beck, M.D. is a self-employed physician. He is a member of the Hospital staff of Memorial Hospital, Chester, Illinois, and a director of Home Health Care.

     James C. McDonald has been employed for 44 years at the U.S. Postal Service. He is a Trustee of the Presbyterian Church, Sparta, Illinois, and is a member of the Sparta Building Commission and the Sparta Senior Citizen Board.

     Edward K. Collins is Treasurer and Secretary of the Corporation and has been Executive Vice President and Chief Executive Officer of Chester National Bank since January 1995. He is responsible for Chester National Bank's supervisions and performance of operations and lending. Prior to his employment at Chester National Bank, Mr. Collins was Executive Vice President and Senior Loan Officer of Union Bank of Illinois from August 1991 to December 1994 and was President, Chief Executive Officer and a Director of First National Bank & Trust, Syracuse, Nebraska, from August 1988 to August 1991. Mr. Collins is a member of the Board of Directors of the Chester Chamber of Commerce.

     Allen R. Verseman has been employed for 28 years at Gilster-Mary Lee and currently serves as Plant Superintendent.

     Carl H. Welge has been employed for seven years at Gilster-Mary Lee and currently serves as Accounts Receivable Supervisor. He is a member of the Memorial Hospital Board of Directors and a member of the Friends of Chester Public Library.

     Michael W. Welge is Chairman of the Board of Directors, President and Chief Financial Officer. He has responsibility for various management functions, including financial management and investment portfolio management, determination of all employee compensation and employment decisions. Mr. Welge has been employed for the past 35 years at Gilster-Mary Lee where he currently serves as its Executive Vice President, Secretary and Treasurer. He has been active in civic affairs and is a past President of both the Chester Chamber of Commerce and the Chester School Board. He is a Board member and past Chairman of the Board of Directors of Millers Mutual Insurance Company of Alton, Illinois. For the past 16 years Mr. Welge has served as an Alderman of the City Council of Chester. Mr. Welge has also been the President and a director of several local corporations and clubs.

     Howard A. Boxdorfer has been employed as an officer of Chester National Bank since 1969 and has been President since 1980. He is a member of the Lions Club and the Chester Chamber of Commerce.


              MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Boards of Directors of the Corporation and the Banks conduct their business through meetings of the Boards and through their committees. During the fiscal year ended December 31, 1996, the Board of Directors of the Corporation held 3 meetings in connection with its initial organization and 11 subsequent meetings, the Board of Directors of Chester National Bank held 14 meetings, and the Board of Directors of Chester National Bank of Missouri held 3 meetings. No director of the Corporation or the Banks attended fewer than 75% of the total meetings of the Boards and committees on which such person served during this period.

     Each year an Audit Committee is appointed, and consists of the entire Board of Directors with the exception of those Directors that are employees of the Banks. The purpose of this Committee is to review financial data of the Banks and retain the Banks' independent auditor. During the fiscal year ended December 31, 1996, the Audit Committee met 12 times.

     The Executive Committee consists of Directors M. Welge, Boxdorfer and Collins, the Secretary and two rotating Directors. The Executive Committee meets weekly, and the committee has full authority of the Board of Directors in order to conduct business in a timely manner. The Executive Committee also functions as the Banks' Loan Committee and Asset Liability Committee. All actions of the Executive Committee are subsequently ratified by the full Board of Directors. The Executive Committee met 52 times during the fiscal year ended December 31, 1996.

     The Board of Directors of the Corporation acts as a nominating committee for selecting the nominees for election as directors. During the fiscal year ended December 31, 1996, the Board of Directors met once in its capacity as nominating committee to select nominees for election at the Annual Meeting.


                           DIRECTORS' COMPENSATION

DIRECTORS' COMPENSATION

     BOARD AND COMMITTEE FEES. Directors received a fee of $750 per month during the year ended December 31, 1996, with no additional fees paid for committee meetings, except for the rotating Directors who serve on the Executive Committee who receive $50 per meeting attended. Director's fees totaled $76,200 for the year ended December 31, 1996.

     DIRECTOR EMERITUS PLAN. Effective January 18, 1996, the Board of Directors of Chester National Bank adopted the Director Emeritus Plan to compensate and reward directors for service to the Bank. The Director Emeritus Plan was adopted by Chester National Bank of Missouri following its organization in fiscal 1996. Under the Director Emeritus Plan, a director is designated a Director Emeritus upon (i) attaining age 81 or (ii) upon retirement if the director has served as a director for 15 years or more. Upon designation, a Director Emeritus will receive an annual fee equal to the product of $500 and the Director Emeritus' years of service as a regular Board member. The fee is payable for a 10-year period beginning on the later to occur of (i) the first anniversary of the Director Emeritus' designation or
(ii) the date the Director Emeritus attains age 65. In the event of a Director Emeritus' death prior to his receipt of all Director Emeritus fees, the Banks will make a lump sum payment equal to the lesser of the remaining payments due or three times the Director Emeritus fee to the Director Emeritus' designated beneficiary. The Director Emeritus Plan has been funded with life insurance policies. The estimated expense of the Director Emeritus Plan is expected to be approximately $37,000 for fiscal 1997.


                           EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE


                                                          Annual Compensation(1)
                                               -----------------------------------------------
Name and                                                                     Other Annual
Position                                        Year    Salary($)  Bonus($)  Compensation($)(2)
--------                                       ------  ---------  --------  ------------------

Edward K. Collins                              1996    $80,000      --        $--
Treasurer and Secretary of the Corporation     1995    $70,000    $7,000      $8,370
and Executive Vice President, Chief Executive
Officer and Director of Chester National Bank



(1) Compensation information for the fiscal year ended December 31, 1994 has been omitted as the Corporation was not a public company, nor a subsidiary thereof, at such time.
(2) Does not include perquisites which, in the aggregate, did not exceed the lesser of $50,000 or 10% of salary and bonus.

EMPLOYMENT AGREEMENTS

     Effective October 4, 1996, the Corporation and the Banks entered into a three-year employment agreement with Mr. Collins. Under the agreement, the initial salary level for Mr. Collins will be $80,000, which amount will be paid by Chester National Bank and may be increased at the discretion of the Board of Directors or an authorized committee of the Board. On each anniversary of the commencement date of the agreement, the term of the agreement may be extended for an additional year. The agreement is terminable by the Employers at any time or upon the occurrence of certain events specified by federal regulations.

     The employment agreement provides for severance payments and other benefits in the event of involuntary termination of employment in connection with any change in control of the Employers. Severance payments also will be provided on a similar basis in connection with a voluntary termination of employment where, subsequent to a change in control, Mr. Collins is assigned duties inconsistent with his position, duties, responsibilities and status immediately prior to such change in control. The term "change in control" is defined in the agreement as having occurred when, among other things, (a) a person other than the Corporation purchases shares of Common Stock pursuant to a tender or exchange offer for such shares, (b) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation's then outstanding securities, (c) the membership of the Board of Directors changes as the result of a contested election, or (d) stockholders of the Corporation approve a merger, consolidation, sale or disposition of all or substantially all of the Corporation's assets, or a plan of partial or complete liquidation.

     The severance payments from the Employers will equal 2.99 times Mr. Collins' average annual compensation during the five-year period preceding the change in control. Such amount will be paid in a lump sum within 10 business days following the termination of employment. Assuming that a change in control had occurred at December 31, 1996, Mr. Collins would be entitled to severance payments of $234,715. Section 280G of the Internal Revenue Code of 1986, as amended ("Code"), states that severance payments that equal or exceed three times the base compensation of the individual are deemed to be "excess parachute payments" if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of such excess payments, and the Employers would not be entitled to deduct the amount of such excess payments.

     The agreement restricts Mr. Collins' right to compete against the Employers for a period of one year from the date of termination of the agreement if he voluntarily terminates his employment, except in the event of a change in control. The Board of Directors of the Corporation or the Banks may, from time to time, also extend employment agreements to other senior executive officers.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The entire Board of Directors of the Corporation acts as the Compensation Committee (the "Committee"). The Committee determines the compensation for Mr. Collins and the other executive officers of the Corporation. The Committee met once in 1996.

     Notwithstanding anything to the contrary set forth in any of the Corporation's previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Report of the Compensation Committee and Performance Graph shall not be incorporated by reference into any such filings.

REPORT OF THE COMPENSATION COMMITTEE

     Under the rules established by the SEC, the Corporation is required to provide certain data and information in regard to the compensation and benefits provided to the Corporation's Chief Executive Officer and other executives officers of the Corporation. The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to the fundamental executive compensation decisions affecting those individuals. Insofar as no separate compensation is currently payable by the Corporation, the Committee, acting on behalf of Chester National Bank, has prepared the following report for inclusion in this proxy statement.

     The Committee's duties are to administer policies that govern executive compensation for the Corporation. The Committee evaluates executive performances, compensation policies and salaries and makes determinations concerning the compensation of each named executive officer and other executive officers. The Committee establishes the compensation levels for the coming year. The executive compensation policy of the Corporation is designed to establish an appropriate relationship between executive pay and the Corporation's annual and long-term performance, long-term growth objectives, and the Corporation's ability to attract and retain qualified executive officers. The principles underlying the program are: (i) to attract and retain key executives who are vital to the long-term success of the Corporation and are of the highest caliber; (ii) to provide levels of compensation competitive with those offered throughout the financial industry, and (iii) to motivate executives to enhance long-term stockholder value by building their ownership in the Corporation. The Committee also considers a variety of subjective and objective factors in determining the compensation package for individual executives including: (i) the performance of the Corporation with emphasis on annual and long-term performance, (ii) the responsibilities assigned to each executive, and
(iii) the performance by each executive of assigned responsibilities as measured by the progress of the Corporation during the year. Although the Committee did not establish executive compensation levels on the basis of whether specific financial goals had been achieved by the Corporation, the Committee considered the overall profitability of the Corporation when making their decisions. The Committee believes that management compensation levels, as a whole, appropriately reflect the application of the Corporation's executive compensation policy and the progress of the Corporation. During the year ended December 31, 1996, the base compensation for Edward K. Collins was $80,000, which represented a 14% increase from the previous year, and the Committee believes the increase is appropriate based on the factors noted above.

PERFORMANCE GRAPH

     Set forth hereunder is a performance graph comparing (a) the total return of the Corporation's common stock for the period beginning October 8, 1996 (the date at which the Corporation's common stock commenced trading on the NASDAQ National Market) through December 31, 1996, (b) the cumulative total return on stocks included in the S&P 500 Index over such period, and (c) the cumulative total return on stock included in the SNL Bank Index over such period. The cumulative total return on the Corporation's common stock was computed assuming the reinvestment of cash dividends.


                                 [LINE GRAPH]



                                               PERIOD ENDING
                                  -----------------------------------------
INDEX                             10/8/96    10/31/96   11/30/96   12/31/96
---------------------------------------------------------------------------
CHESTER BANCORP, INC.              100.00     127.50    136.13      131.74
S&P 500                            100.00     100.75    108.29      106.15
SNL BANK INDEX                     100.00     104.70    114.74      110.88


              COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act requires the Corporation's executive officers and directors, and persons who own more than 10% of any registered class of the Corporation's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Corporation with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms it has received and written representations provided to the Corporation by the above referenced persons, the Corporation believes that all filing requirements applicable to its reporting officers, directors and greater than 10% stockholders were properly and timely complied with since the date of completion of the Corporation's initial stock offering (October 4, 1996).


                         TRANSACTIONS WITH MANAGEMENT

     Current law requires that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and does not involve more than the normal risk of repayment or present other unfavorable features. The Banks are prohibited from making any new loans or extensions of credit to the Banks' executive officers and directors at different rates or terms than those offered to the general public, and has adopted a policy to this effect. The aggregate amount of loans by the Banks to its executive officers and directors was $347,042 at December 31, 1996.


            PROPOSAL II -- RATIFICATION OF 1997 STOCK OPTION PLAN

     The Corporation's Board of Directors adopted the 1997 Stock Option Plan ("Option Plan") on January 14, 1997, subject to approval by the Corporation's stockholders. THE FOLLOWING DESCRIPTION OF THE OPTION PLAN IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE COMPLETE TEXT OF THE OPTION PLAN WHICH IS ATTACHED AS EXHIBIT A.

ADMINISTRATION OF THE OPTION PLAN

     The Option Plan is administered by a committee of the Board of Directors ("Committee") consisting of not less than two non-employee members of the Board of Directors. In addition to determining who will be granted options, the Committee has the authority and discretion to determine when options will be granted and the number of options to be granted. In making such determination, the Committee will consider those non-employee directors, officers and employees who are expected to make significant contributions to the long-term success of the Corporation and the Banks. With respect to awards to officers and employees, the Committee also determines which options are intended to qualify for special treatment under the Code ("Incentive Stock Options") or to be issued as options which are not intended to so qualify ("Non-Qualified Stock Options"). The Option Plan provides that all options granted to non-employee directors are Non-Qualified Stock Options.

     The size of awards under the Option Plan is limited as follows: (i) no officer or employee may receive an award covering in excess of 25 percent, (ii) no non-employee director may receive in excess of five percent and (iii) non-employee directors serving as of the effective date of the Option Plan may not receive in excess of 30 percent in the aggregate, of the number of shares reserved for issuance under the Option Plan.

     The Board of Directors may from time to time amend or terminate the Option Plan in any respect. An amendment to the Option Plan may be subject to stockholder approval if such approval is necessary to comply with any tax or regulatory requirement. No amendment or termination may retroactively impair the rights of any person with respect to an option.

SHARES SUBJECT TO THE OPTION PLAN

     The Corporation has reserved an aggregate of 218,212 shares of the Corporation's Common Stock for issuance pursuant to the exercise of stock options which may be granted to officers, employees and non-employee directors.

     In the event of a merger, consolidation, sale of all or substantially all of the property of the Corporation, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution, to the extent permitted by the Corporation, an appropriate and proportionate adjustment shall be made in (i) the maximum number of shares available, (ii) the number and kind of shares subject to outstanding options, if any, and (iii) the price for each share.

OPTION PRICE

     The exercise price of Non-Qualified Stock Options and Incentive Stock Options may not be less than 100% of the fair market value of the shares of Common Stock of the Corporation on the date of grant. Any Incentive Stock Option granted to a person owning more than 10% of the Corporation's outstanding Common Stock must have an exercise price of at least 110% of fair market value on the date of grant. The maximum aggregate fair market value (determined as of the date of grant) of the shares to which Incentive Stock Options held by an individual become exercisable for the first time during any calendar year may not exceed $100,000.

TERMS OF OPTIONS

     In general, the Committee has the discretion to fix the term of each option granted to an officer or employee under the Option Plan, except that the maximum term of each option is 10 years, subject to earlier termination as provided in the Option Plan (five years in the case of Incentive Stock Options granted to an employee who owns over 10% of the total combined voting power of all classes of the Corporation's stock). The Option Plan provides that all awards under the Option Plan will become exercisable no more rapidly than in equal installments over a five-year period following the date of grant. However, unvested options will become immediately exercisable in the event of the option holder's death or disability, or upon a change in control (as defined in the Option Plan) of the Corporation or the Banks (to the extent authorized or not prohibited by applicable law or regulations).

     Except in limited circumstances, an option may not be transferred other than by will or by laws of descent and distribution and, during the lifetime of the option holder, may be exercised only by such holder. If any option expires or terminates for any reason without having been exercised in full, the unpurchased shares subject to such option will be available again for purposes of the Option Plan.

FEDERAL INCOME TAX CONSEQUENCES OF NON-QUALIFIED OPTIONS

     An option holder who is granted a Non-Qualified Stock Option under the Option Plan will not realize any income for Federal income tax purposes on the grant of an option. An option holder will realize ordinary income for Federal income tax purposes on the exercise of an option, provided the shares are not then subject to a substantial risk of forfeiture within the meaning of Section 83 of the Code ("Risk of Forfeiture"), in an amount equal to the excess, if any, of the fair market value of the shares of Common Stock on the date of exercise over the exercise price thereof. If the shares are subject to a Risk of Forfeiture on the date of exercise, the option holder will realize ordinary income for the year in which the shares cease to be subject to a Risk of Forfeiture in an amount equal to the excess, if any, of the fair market value of the shares at the date they cease to be subject to a Risk of Forfeiture over the exercise price, unless the option holder shall have made a timely election under Section 83 of the Code to include in his income for the year of exercise an amount equal to the excess of the fair market value of the shares of Common Stock on the date of exercise over the exercise price. The amount realized for tax purposes by an option holder by reason of the exercise of a Non-Qualified Stock Option granted under the Option Plan is subject to withholding by the Corporation and the Corporation is entitled to a deduction in an amount equal to the income so realized by an option holder, provided all necessary withholding requirements under the Code are met.

     Provided that the option holder satisfies certain holding period requirements provided by the Code, an employee will realize long-term capital gain or loss, as the case may be, if the shares issued upon exercise of a Non-

Qualified Stock Option are disposed of more than one year after (i) the shares are transferred to the employee or (ii) if the shares were subject to a Risk of Forfeiture on the date of exercise and a valid election under Section 83 of the Code shall not have been made, the date as of which the shares cease to be subject to a Risk of Forfeiture. The amount recognized upon such disposition will be the difference between the option holder's basis in such shares and the amount realized upon such disposition. Generally, an option holder's basis in the shares will be equal to the exercise price plus the amount of income recognized upon exercise of the option.

FEDERAL INCOME TAX CONSEQUENCES OF INCENTIVE STOCK OPTIONS

     An Incentive Stock Option holder who meets the eligibility requirements of
Section 422 of the Code will not realize income for Federal income tax purposes, and the Corporation will not be entitled to a deduction, on either the grant or the exercise of an Incentive Stock Option. If the Incentive Stock Option holder does not dispose of the shares acquired within two years after the date the Incentive Stock Option was granted to him or within one year after the transfer of the shares to him, (i) any proceeds realized on a sale of such shares in excess of the option price will be treated as long-term capital gain and (ii) the Corporation will not be entitled to any deduction for Federal income tax purposes with respect to such shares.

     If an Incentive Stock Option holder disposes of shares during the two-year or one-year periods referred to above (a "Disqualifying Disposition"), the Incentive Stock Option holder will not be entitled to the favorable tax treatment afforded to incentive stock options under the Code. Instead, the Incentive Stock Option holder will realize ordinary income for Federal income tax purposes in the year the Disqualifying Disposition is made, in an amount equal to the excess, if any, of the fair market value of the shares of Common Stock on the date of exercise over the exercise price.

     An Incentive Stock Option holder generally will recognize long-term capital gains or loss, as the case may be, if the Disqualifying Disposition is made more than one year after the shares are transferred to the Incentive Stock Option holder. The amount of any such gain or loss will be equal to the difference between the amount realized on the Disqualifying Disposition and the sum of (x) the exercise price and (y) the ordinary income realized by the Incentive Stock Option holder as the result of the Disqualifying Disposition.

     The Corporation will be allowed in the taxable year of a Disqualifying Disposition a deduction in the same amount as the ordinary income recognized by the Incentive Stock Option holder provided all necessary withholding requirements are met.

     Notwithstanding the foregoing, if the Disqualifying Disposition is made in a transaction with respect to which a loss (if sustained) would be recognized to the Incentive Stock Option holder, then the amount of ordinary income required to be recognized upon the Disqualifying Disposition will not exceed the amount by which the amount realized from the disposition exceeds the exercise price. Generally, a loss may be recognized if the transaction is not a "wash" sale, a gift or a sale between certain persons or entities classified under the Code as "related persons."

ALTERNATIVE MINIMUM TAX

     For purposes of computing the alternative minimum tax with respect to shares acquired pursuant to the exercise of Incentive Stock Options, the difference between the fair market value of the shares on the date of exercise over the exercise price will be an item of tax preference in the year of exercise if the shares are not subject to a Risk of Forfeiture; if the shares are subject to a Risk of Forfeiture, the amount of the tax preference taken into account in the year the Risk of Forfeiture ceased will be the excess of the fair market value of the shares at the date they cease to be subject to a Risk of Forfeiture over the exercise price. The basis of the shares for alternative minimum tax purposes, generally, will be an amount equal to the exercise price, increased by the amount of the tax preference taken into account in computing the alternative minimum taxable income.

NEW PLAN BENEFITS

     The following table sets forth information regarding the number of options anticipated to be granted under the Option Plan as of the effective date of the Option Plan. Each option award specified below is intended to be granted at 100% of the fair market value of the Corporation's Common Stock on the date of grant and that each award will become exercisable in equal installments over a five-year period.


                                      Position with            Anticipated Stock
      Name                            the Corporation             Option Grant
      ----                            ---------------          -----------------

Edward K. Collins                     Treasurer and Secretary             43,642

All current executive officers as
 a group (3 persons)                         --                          120,015

All non-employee directors
 (4 persons)                                 --                           43,644

All non-executive officers/employees
 as a group (12 persons)                     --                           43,641


     The balance of the options that may be granted under the Option Plan are expected to be allocated in the future to current and prospective non-employee directors, subsidiary directors, officers and employees.

ADOPTION OF THE OPTION PLAN

     Subject to approval by the Corporation's stockholders, the Board of Directors adopted the Option Plan to encourage stock ownership by employees and non-employee directors of the Corporation and its subsidiaries by issuing options to purchase shares of the Corporation's Common Stock enabling such directors, officers and employees to acquire or increase their proprietary interest in the Corporation and thereby encourage them to remain in the employ or remain directors of the Corporation and its subsidiaries. The Board of Directors has determined that the Option Plan is desirable, cost effective and produces incentives which will benefit the Corporation and its stockholders. Moreover, the Board of Directors believes that the terms of the Option Plan are consistent with the terms of similar stock compensation programs implemented by other recently converted financial institutions in the Banks' peer group. THE OPTION PLAN MUST BE APPROVED BY A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK OF THE CORPORATION. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE 1997 STOCK OPTION PLAN ATTACHED AS EXHIBIT A.


             PROPOSAL III -- RATIFICATION OF THE 1997 MANAGEMENT
                       RECOGNITION AND DEVELOPMENT PLAN

     The Board of Directors of the Corporation adopted a Management Recognition and Development Plan ("MRDP") on January 14, 1997 for the benefit of officers, employees and non-employee directors of the Corporation and its subsidiaries subject to approval by the stockholders of the Corporation. THE FOLLOWING DESCRIPTION OF THE MRDP IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE COMPLETE TEXT OF THE MRDP WHICH IS ATTACHED AS EXHIBIT B.

     The purpose of the MRDP is to encourage and provide an additional incentive to non-employee directors, officers and employees of the Corporation and its subsidiaries to increase the value of the Corporation and its Common Stock by permitting them to acquire a significant equity interest in the Corporation. The MRDP is also intended to assist the Corporation in attracting and retaining superior personnel and to encourage them to remain as directors or employees of the Corporation. All awards under the MRDP are made by a committee of the Board of Directors consisting of at least two non-employee directors. The size of awards under the MRDP is limited as follows: (i) no officer or employee may receive an award covering in excess of 25 percent, (ii) no non-employee director may receive in excess of five percent and (iii) non-employee directors serving as of the effective date of the MRDP may not receive in excess of 30 percent in the aggregate, of the number of shares reserved for issuance under the MRDP.

     MRDP awards are made in the form of restricted stock that is subject to restrictions on transfer of ownership. MRDP awards vest over a five-year period in equal installments beginning on the first anniversary of the effective date of the MRDP. If the employee or non-employee director terminates service for reasons other than death or disability, the employee or director forfeits all rights to the allocated shares under restriction. If the employee's or director's termination is caused by death or disability, all restrictions expire and all shares allocated become unrestricted. MRDP awards will also become fully vested upon a change in control (as defined in the MRDP) of the Corporation or the Banks (to the extent authorized or not prohibited by applicable law or regulations). Compensation expense in the amount of the fair market value of the Common Stock at the date of the grant to the officer or director will be recognized during the years in which the shares vest. An eligible officer or director will be entitled to voting and other stockholder rights with respect to the shares while restricted; however, the shares, while restricted, may not be sold, pledged or otherwise disposed of.

     A recipient of an award who receives a grant of restricted stock who does not elect to be taxed at the time of grant will not recognize income upon an award of shares of Common Stock, and the Corporation will not be entitled to a deduction until the termination of the restrictions. Upon such termination, the recipient will recognize ordinary income in an amount equal to the fair market value of the Common Stock at the time (less any amount paid by the recipient for such shares) and the Corporation will be entitled to a deduction in the same amount after satisfying federal income tax withholding requirements. However, the recipient may elect to recognize ordinary income in the year the restricted stock is granted in an amount equal to the fair market value of the shares at that time, determined without regard to the restrictions. In that event, the Corporation will be entitled to a deduction in such year and in the same amount. Any gain or loss recognized by the recipient upon subsequent disposition of the stock will be capital in nature.

     The MRDP may utilize authorized but unissued shares of Common Stock from the Corporation in fulfillment of awards. Any such use of shares by the MRDP could dilute the holdings of the Corporation's stockholders. The MRDP also may purchase Common Stock in the open market through a trust established in connection with the MRDP and funded with contributions from the Corporation.
No more than 87,285 shares may be issued under the MRDP, subject to adjustment in the event of a stock dividend, stock split, or similar event. The Board of Directors can terminate the MRDP at any time, and if it does so, any shares not allocated will revert to the Corporation.

NEW PLAN BENEFITS

     The following table sets forth information regarding the number of restricted shares anticipated to be granted under the MRDP as of the date the MRDP is approved by stockholders. Each award specified below is intended to vest in equal installments over a five-year period.


                                                               Anticipated Restricted
                                      Position with                 Stock Grant
        Name                          the Corporation          (shares)      (value)(1)
        ----                          -----------------------  ------------------------

Edward K. Collins                     Treasurer and Secretary   8,728       $114,555

All current executive officers as
 a group (3 persons)                           --              52,370       $687,356

All non-employee directors
 (4 persons)                                   --              13,966       $183,304

All non-executive officers/employees
 as a group (7 persons)                        --              16,585       $217,678


(1) Based on a per share value of $13.125 per share, which was the closing price of the Corporation's common stock on December 31, 1996.

     The balance of the shares that may be issued pursuant to the MRDP is expected to be allocated in the future to current and prospective non-employee directors, subsidiary directors, officers and employees.

     The Board of Directors has determined that the MRDP is desirable and will produce incentives for management which will benefit the Corporation and its stockholders. The Board of Directors believes that the MRDP will be a significant factor in aligning the interests of management with those of stockholders and that the terms of the MRDP are consistent with the terms of similar stock compensation programs implemented by other recently converted financial institutions in the Banks' peer group. THE MRDP MUST BE APPROVED BY A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK OF THE CORPORATION. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE MRDP ATTACHED AS EXHIBIT B.


                                   AUDITORS

     The Board of Directors has appointed KPMG Peat Marwick LLP, independent public accountants, to serve as the Corporation's auditors for the fiscal year ending December 31, 1997. A representative of KPMG Peat Marwick LLP is expected to be present at the Annual Meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement if he or she so desires.


                                OTHER MATTERS

     The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.


                                MISCELLANEOUS

     The cost of solicitation of proxies will be borne by the Corporation. The Corporation will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Corporation may solicit proxies personally or by telecopier or telephone without additional compensation.

     The Corporation's 1996 Annual Report to Stockholders, including consolidated financial statements, has been mailed to all stockholders of record as of the close of business on February 21, 1997. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Corporation. The Annual Report is not to be treated as part of the proxy solicitation material or having been incorporated herein by reference.

     A COPY OF THE CORPORATION'S FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996, AS FILED WITH THE SEC, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS OF RECORD AS OF FEBRUARY 14, 1997 UPON WRITTEN REQUEST TO MICHAEL
W. WELGE, PRESIDENT, CHESTER BANCORP, INC., 1112 STATE STREET, CHESTER, ILLINOIS 62233.

                            STOCKHOLDER PROPOSALS

     Proposals of stockholders intended to be presented at the Corporation's annual meeting to be held in April 1998 must be received by the Corporation no later than October 21, 1997 to be considered for inclusion in the proxy solicitation materials and form of proxy relating to such meeting. Any such proposals shall be subject to the requirements of the proxy solicitation rules adopted under the Exchange Act.

                                       BY ORDER OF THE BOARD OF DIRECTORS


                                       EDWARD K. COLLINS
                                       SECRETARY


Chester, Illinois
February 21, 1997

                                                                       EXHIBIT A


                            CHESTER BANCORP, INC.

                           1997 STOCK OPTION PLAN


SECTION 1. PURPOSE. The purposes of the Chester Bancorp, Inc. 1997 Stock Option Plan are to promote the interests of the Company, its affiliates, and its stockholders by (i) attracting and retaining exceptional executive personnel and other key employees and directors of the Company and its affiliates; (ii) motivating such employees and Eligible Directors by means of performance-related incentives to achieve longer-range performance goals; and
(iii) enabling such employees and Eligible Directors to participate in the long-term growth and financial success of the Company.

SECTION 2. DEFINITIONS. As used in the Plan, the following terms shall have the meanings set forth below:

     "Affiliate" shall mean the Banks or any present or future corporation that would be a "parent" or "subsidiary" corporation as defined in Sections 424(f) and (g), respectively, of the Code.

     "Award" shall mean any grant of Options or Director Options.

     "Award Agreement" shall mean any written agreement, contract, or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant or Eligible Director.

     "Banks" shall mean Chester National Bank and Chester National Bank of Missouri.

     "Board" shall mean the Board of Directors of the Company.

     "Change in Control" shall mean an event deemed to occur if and when (a) an offeror other than the Company purchases shares of the common stock of the Company or the Bank pursuant to a tender or exchange offer for such shares, (b) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange
Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Company or the Bank representing twenty-five percent (25%) or more of the combined voting power of the Company's or the Bank's then outstanding securities, (c) the membership of the board of directors of the Company or the Bank changes as the result of a contested election, such that individuals who were directors at the beginning of any twenty-four month period (whether commencing before or after the date of adoption of this Plan) do not constitute a majority of the Board at the end of such period, or (d) shareholders of the Company or the Bank approve a merger, consolidation, sale or disposition of all or substantially all of the Company's or the Bank's assets, or a plan of partial or complete liquidation. If any of the events enumerated in clauses
(a) - (d) occur, the Board shall determine the effective date of the change in control resulting therefrom, for purposes of the Plan.

     "Code" shall mean the Internal Revenue Code of 1986, as amended.

     "Committee" shall mean a committee of the Board consisting of at least two nonemployee directors designated by the Board to administer the Plan. If a separate committee is not designated by the Board, the Board shall serve as the Committee for all purposes under the Plan.

     "Company" shall mean Chester Bancorp, Inc., a Delaware corporation, together with any successor thereto.

     "Director Option" shall mean a Non-Qualified Stock Option granted to an Eligible Director pursuant to Section 6(e).

     "Disability" shall have the meaning set forth in Section 22(e)(3) of the Code. For purposes of the Plan, all determinations as to whether a Participant has become disabled shall be made by a majority of the Board upon the basis of such evidence as it deems necessary or desirable, and shall be final and binding on all interested persons.

     "Effective Date" shall mean the date of shareholder approval of the Plan.

     "Eligible Director" shall mean, on any date, a person who is serving as a member of the Board but shall not include a person who is an Employee.

     "Employee" shall mean an employee of the Company or any Affiliate.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Fair Market Value" shall be determined as follows:

      (a)  If the Shares are traded or quoted on the Nasdaq
           Stock Market at the time of grant of the Award, then the Fair Market Value shall be the average of the highest and lowest selling price on such exchange on the date such Award is granted or, if there were no sales on such date, then on the next prior business day on which there was a sale.

      (b) If the Shares are not traded or quoted on the Nasdaq Stock Market, then the Fair Market Value shall be a value determined by the Committee in good faith on such basis as it deems appropriate.

     "Incentive Stock Option" shall mean a right to purchase Shares from the Company that is granted under Section 6 of the Plan and that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

     "Non-Qualified Stock Option" shall mean a right to purchase Shares from the Company that is granted under Section 6 of the Plan and that is not intended to be an Incentive Stock Option.

     "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option but shall not include a Director Option.

     "Participant" shall mean any Employee or Eligible Director selected by the Committee to receive an Award of Options or Director Options, as appropriate.

     "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

     "Plan" shall mean this Chester Bancorp, Inc. 1997 Stock Option Plan.

     "Rule 16b-3" shall mean Rule 16b-3 as promulgated and interpreted by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

     "SEC" shall mean the Securities and Exchange Commission or any successor thereto and shall include the staff thereof.

     "Shares" shall mean common shares of the Company, or such other securities of the Company as may be designated by the Committee from time to time.

     "Ten Percent Stockholder" shall mean any stockholder who, at the time an Incentive Stock Option is granted to such stockholder, owns (within the meaning of Section 424(d) of the Code) more than ten percent (10%) of the voting power of all classes of stock of the Company.

     "Termination for Cause" shall mean termination because of a Participant's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or material breach of any provision of any employment agreement between the Company or the Banks and a Participant.

SECTION 3. ADMINISTRATION.

     (a) The Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to an eligible Employee; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee;
(vii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

     (b) Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company, and Participant, any holder or beneficiary of any Award, any shareholder and any Employee.

SECTION 4. SHARES AVAILABLE FOR AWARDS.

     (a) SHARES AVAILABLE. Subject to adjustment as provided in Section 4(b), the number of Shares with respect to which Options and Director Options may be granted under the Plan shall be 218,212. If, after the effective date of the Plan, any Shares covered by an Option or Director Option granted under the Plan, or to which such an Option or Director Option relates, are forfeited, or if an Option or Director Option otherwise terminates or is canceled without the delivery of Shares, then the Shares covered by such Option or Director Option, or to which such Option or Director Option relates, or the number of Shares otherwise counted against the aggregate number of Shares with respect to which Options and Director Options may be granted, to the extent of any such settlement, forfeiture, termination or cancellation, shall again be, or shall become, Shares with respect to which Options and Director Options may be granted. In the event that any Option or Director Option is exercised through the delivery of Shares, the number of Shares available for Awards under the plan shall be increased by the number of Shares surrendered.

     (b) ADJUSTMENTS. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall proportionately adjust any or all (as necessary) of (i) the number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted, including an Award pursuant to Section 6(e), (ii) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards, and (iii) the grant or exercise price with respect to any Award; provided, in each case, that with respect to Awards of Incentive Stock Option no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b)(1) of the Code, as from time to time amended.

     (c) SOURCES OF SHARES. Any Shares delivered pursuant to an Option or Director Option may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

SECTION 5. ELIGIBILITY. An Employee, including any officer or employee-director of the Company, who is not a member of the Committee shall be eligible to be designated a Participant. Each Eligible Director shall be eligible to receive Director Options in accordance with Section 6(e) hereof.

SECTION 6. OPTIONS AND DIRECTOR OPTIONS.

     (a) GRANT. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees to whom Options shall be granted, the number of Shares to be covered by each Option, the option price therefor and the conditions and limitations applicable to the exercise of the option. The Committee shall have the authority to grant Incentive Stock Options, or to grant Non-Qualified Stock Options, or to grant both types of options. In such case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code, as from time to time amended, and any regulations implementing such statute, including without limitation, the requirements of Code Section 422(d), which limits the aggregate fair market value of Shares of which Incentive Stock Options are exercisable for the first time to $100,000 per calendar year. Each provision of the Plan and of each written option agreement relating to an Option designated an Incentive Stock Option shall be construed so that such Option qualifies as an Incentive Stock Option, and any provision that cannot be so construed shall be disregarded.

     (b) EXERCISE PRICE. The Committee shall establish the exercise price at the time each Option or Director Option is granted, which price shall not be less than one hundred percent (100%) of the per Share Fair Market Value on the date of grant. Notwithstanding any provision contained herein, in the case of an Incentive Stock Option, the exercise price at the time such Incentive Stock Option is granted to any Employee who, at the time of such grant, is a Ten Percent Stockholder, shall not be less than one hundred ten percent (110%) of the per Share Fair Market Value on the date of grant.

     (c) EXERCISE. Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Award Agreement or thereafter; provided, in the case of an Incentive Stock Option, a Participant may not exercise such Option as an Incentive Stock Option after the earlier of (i) the date which is ten (10) years (five (5) years in the case of a Participant who is a Ten Percent Stockholder) after the date on which such Incentive Stock Option is granted, or
(ii) the date which is three (3) months (twelve (12) months in the case of a Participant who becomes Disabled, or who dies) after the date on which he ceases to be an employee of the Company or an Affiliate, and provided, further, that no Award of Options under the Plan shall vest more rapidly than ratably over a five-year period whereby twenty percent (20%) of the Award shall vest on each of the first through the fifth anniversaries of the date of grant so long as the Participant remains employed by the Company or an Affiliate; provided, further, that an Award of Options shall be one hundred (100) percent vested upon a Participant's death or Disability. In the event of an Employee's Termination for Cause, his Options shall be canceled on the date he ceases to be an Employee. The Committee may impose such conditions with respect to the exercise of Options, including without limitation, any relating to the application of federal or state securities laws, as it may deem necessary or advisable. The Committee shall have the right to accelerate the exercisability of any Option or outstanding Options in its discretion.

     (d) PAYMENT. No Shares shall be delivered pursuant to any exercise of an Option or Director Option until payment in full of the option price therefor is received by the Company. Such payment may be made in cash or its equivalent, or, if and to the extent permitted by the Committee, by exchanging Shares owned by the optionee (which are not the subject of any pledge or other security interest), or by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Shares so tendered to the Company as of the date of such tender is at least equal to such option price.

        (e) DIRECTOR OPTIONS. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Eligible Directors to whom Director Options shall be granted, the number of shares to be covered by each Director Option and the conditions and limitations applicable to the exercise of each Director Option. Each Award of Director Options shall vest ratably over a five (5) year period whereby twenty percent
(20%) of the    Award shall vest on each of the first through the fifth
anniversaries of the date of grant so long as the Eligible Director continues to serve as a member of the Board or is designated a Director Emeritus; provided, however, that the Award shall be one hundred (100) percent vested in the event of the Eligible Director's death or Disability. A Director Option shall be exercisable until the earlier to occur of the following two dates (i) the tenth anniversary of the date of grant of such Director Option or (ii) one
(1) year (two (2) years in the case of an Eligible Director who becomes Disabled, or who dies) after the date the Eligible Director ceases to be a member of the Board, except that if the Eligible Director ceases to be a member of the Board upon Termination for Cause, his Director Option shall be canceled on the date he ceases to be a member of the Board. An Eligible Director may pay the exercise price of a Director Option in the manner described in Section 6(d).

     (f) EFFECT OF A CHANGE IN CONTROL. In the event of a Change in Control, all then outstanding Options and Director Options, shall (to the extent authorized or not prohibited by applicable law or regulations) become one hundred percent (100%) vested and exercisable as of the effective date of the Change in Control. If, in connection with or as a consequence of a Change in Control, the Company or the Bank is merged into or consolidated with another corporation, or if the Company or the Bank sells or otherwise disposes of substantially all of its assets to another corporation, then unless provisions are made in connection with such transaction for the continuance of the Plan and/or the assumption or substitution of then outstanding Options and Director Options with new options covering the stock of the successor corporation, or parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, such Options or Director Options shall be canceled as of the effective date of the merger, consolidation, or sale and the Participant or Eligible Director shall be paid in cash an amount equal to the difference between the Fair Market Value of the Shares subject to the Options or Director Options as of the effective date of the such corporate event and the exercise price of the Options or Director Options, as appropriate.

     (g) LIMITATION ON AWARDS. Notwithstanding anything herein to the contrary, if this Plan is implemented within one year of the consummation of the Company's mutual-to-stock conversion, (i) no Employee shall receive an Award covering in excess of twenty five (25) percent, (ii) no Eligible Director shall receive in excess of five (5) percent and (iii) Eligible Directors as of the Effective Date shall not receive in excess of thirty (30) percent in the aggregate, of the number of shares reserved for issuance under the Plan.

SECTION 7. AMENDMENT AND TERMINATION.

     (a) AMENDMENTS TO THE PLAN. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement

     (b) AMENDMENTS TO AWARDS. Except as provided under Section 3, the Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would impair the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.

     (c) CANCELLATION. Any provision of this Plan or any Award Agreement to the contrary notwithstanding, the Committee may cause any Award of Options granted hereunder to be canceled in consideration of the granting to the holder of an alternative Award of Options having a Fair Market Value equal to the Fair Market Value of such canceled Award.

SECTION 8. GENERAL PROVISIONS.

     (a) Nontransferability.

        (i) Each Award, and each right under any Award, shall be exercisable only by the Participant during his or her lifetime, or, if permissible under applicable law, by the Participant's guardian or legal representative or a transferee receiving such Award pursuant to a domestic relations order, or
Section 8(a)(ii) as determined by the Committee.

        (ii) No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution or pursuant to a domestic relations order, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company; provided, however, that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance. Notwithstanding the preceding sentence, the Committee shall have discretionary authority to permit the transfer of any Non-Qualified Stock Option to members of a Participant's immediate family, including trusts for the benefit of such family members and partnerships in which such family members are the only partners; provided, however, that a transferred Non-Qualified Stock Option may be exercised by the transferee on any date only to the extent that the Participant would have been entitled to exercise the Non-Qualified Stock Option on such date had the Non-Qualified Stock Option not been transferred. Any transferred Non-Qualified Stock Option shall remain subject to the terms and conditions of the Participant's Award Agreement.

     (b) NO RIGHTS TO AWARDS. No Employee, Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Employees, Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards need not be the same with respect to each recipient.

     (c) SHARE CERTIFICATES. All Shares or other securities of the Company delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the SEC, any stock exchange or national securities association upon which such Shares or other securities are then listed, and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any certificates representing such Shares or other securities to make appropriate reference to such restrictions.

     (d) DELEGATION. Subject to the terms of the Plan and applicable law, the Committee may delegate to one or more officers or managers of the Company, or to a committee of such officers or managers, the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to, or to cancel, modify or waive rights with respect to, or to alter, discontinue, suspend, or terminate Awards held by, Employees who are not officers or directors of the Company for purposed of Section 16 of the Exchange Act, or any successor section thereto, or who are otherwise not subject to such Section.

     (e) WITHHOLDING. A Participant shall be required to pay to the Company and the Company is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or from any compensation or other amount owing to a Participant the amount of any applicable withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes, including, but not limited to, the withholding of the issuance of Shares to be issued upon the exercise of any Option or Director Option until the Participant reimburses the Company for any amount required to be withheld.

     (f) AWARD AGREEMENTS. Each Award hereunder shall be evidenced by an Award Agreement which shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto.

     (g) NO LIMIT ON OTHER COMPENSATION ARRANGEMENTS. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options, restricted stock, Shares and other types of Awards provided for hereunder (subject to shareholder approval if such approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

     (h) NO RIGHT TO EMPLOYMENT. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or an Affiliate. Further, the Company may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provide in the Plan or in any Award Agreement.

     (i) NO RIGHTS AS STOCKHOLDER. Subject to the provisions of the applicable Award, no Participant or holder or beneficiary of any Award shall have any rights as a stockholder with respect to any Shares to be distributed under the Plan until he or she has become the holder of such Shares.

     (j) GOVERNING LAW. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Illinois, without giving effect to the choice of law principles thereof.

     (k) SEVERABILITY. If any provisions of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

     (l) OTHER LAWS. The Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation or entitle the Company to recovery under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. federal securities laws.

     (m) NO TRUST OR FUND CREATED. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company pursuant to an Award, such rights shall be no greater than the right of any unsecured general creditor of the Company.

     (n) RULE 16B-3 COMPLIANCE. With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable terms and conditions of Rule 16b-3 and any successor provisions. To the extent that any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

     (o) HEADINGS. Heading are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

     (p) NO IMPACT ON BENEFITS. Unless specifically provided under any other benefit plan of the Company or its Affiliates, Awards shall not be treated as compensation for purposes of calculating an Employee's or Eligible Director's rights under such benefit plans.

     (q) INDEMNIFICATION. Each person who is or shall have been a member of the Committee or of the

Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be made a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive and shall be independent of any other rights of indemnification to which such persons may be entitled under the Company's articles of incorporation or bylaws, by contract, as a matter of law, or otherwise.

SECTION 9. TERM OF THE PLAN.

     (a) EFFECTIVE DATE. The Plan shall become effective only upon approval by a majority of the Company's stockholders at an annual or special meeting of stockholders of the Company held not less than six (6) months after the date of closing of the Banks' mutual-to-stock conversion nor more than twelve (12) months after the date of adoption of the Plan by the Board.

     (b) EXPIRATION DATE. The Plan shall terminate on and no Award shall be granted under the Plan after the tenth anniversary of the Effective Date. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted hereunder may, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under any such Award shall, continue after the tenth anniversary of the Effective Date.

                                                                       EXHIBIT B


                            CHESTER BANCORP, INC.

              1997 MANAGEMENT RECOGNITION AND DEVELOPMENT PLAN


     1. PURPOSE; DEFINITIONS.

     The purpose of the Plan is to increase the proprietary and vested interest of the key Employees of the Company and its Affiliates and Eligible Directors in the growth, development and financial success of the Company by granting them awards of Restricted Shares.

     Whenever the following terms are used in the Plan, they shall have the meaning specified below unless the context clearly indicated to the contrary.

     "Affiliate" shall mean the Banks and any other "subsidiary" of the Company as defined in Section 424(f) of the Code.

     "Award" shall mean an award of Restricted Shares under the Plan.

     "Banks" shall mean Chester National Bank and Chester National Bank of Missouri.

     "Board" shall mean the Board of Directors of the Company.

     "Change in Control" shall mean an event deemed to occur if and when (a) an offeror other than the Company purchases shares of the common stock of the Company or the Bank pursuant to a tender or exchange offer for such shares, (b) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange
Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Company or the Bank representing twenty-five percent (25%) or more of the combined voting power of the Company's or the Bank's then outstanding securities (c) the membership of the board of directors of the Company or the Bank changes as the result of a contested election, such that individuals who were directors at the beginning of any twenty-four (24) month period (whether commencing before or after the date of adoption of this Plan) do not constitute a majority of the Board at the end of such period, or (d) shareholders of the Company or the Bank approve a merger, consolidation, sale or disposition of all or substantially all of the Company's or the Bank's assets or a plan of partial or complete liquidation. If any of the events enumerated in clauses (a) - (d) occur, the Board shall determine the effective date of the change in control resulting therefrom.

     "Code" shall mean the Internal Revenue Code of 1986, as amended.

     "Committee" shall mean a committee of the Board consisting of at least two nonemployee directors designated by the Board to administer the Plan. If a separate committee is not designated by the Board, the Board shall serve as the Committee for all purposes under the Plan.

     "Company" shall mean Chester Bancorp, Inc., a Delaware corporation.

     "Designated Beneficiary" shall have the meaning set forth in Section 2.2 hereof.

     "Disability" shall have the meaning set forth in Section 22(e)(3) of the Code. For purposes of the Plan, all determinations as to whether a Participant has become disabled shall be made by a majority of the Board (or, in the case of an Eligible Director, a majority of the remaining members of the Board) upon the basis of such evidence as its deems necessary or desirable, and shall be final and binding on all interested persons.

     "Effective Date" shall have the meaning set forth in Section 5.1 hereof.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Eligible Director" shall mean a director of the Company who is not also an Employee.

     "Employee" shall mean any person who is employed by the Company or an Affiliate.

     "Participant" shall mean an Eligible Director or Employee to whom an award of Restricted Shares is granted pursuant to the Plan.

     "Plan" shall mean this Chester Bancorp, Inc. 1997 Management Recognition and Development Plan, as hereinafter amended from time to time.

     "Restricted Shares" shall mean Shares which are awarded to an Eligible Director or Employee that are subject to the transfer and forfeitability restrictions described in Section 4.2.

     "Share" shall mean a share of the Company's common stock, par value $.01 per share.

     2. ADMINISTRATION.

     2.1 Administration

     The Plan shall be administered by the Committee, which shall have the power to interpret the Plan and to adopt such rules for the administration, interpretation and application of the Plan and Awards thereunder as are consistent with its terms and provisions and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee shall be binding upon all persons, including the Company, stockholders, Participants and Designated Beneficiaries. The Secretary of the Company shall be authorized to implement the Plan in accordance with its terms, and to take such actions of a ministerial nature as shall be necessary to effectuate the intent and purposes thereof. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the awards hereunder, and all members of the Board shall be fully protected by the Company in respect to any such action, determination or interpretation.

     2.2 Designated Beneficiaries

     If a Participant dies prior to receiving any payment due under the Plan, such payment shall be made to his Designated Beneficiary. A Participant's Designated Beneficiary shall be the beneficiary specifically designated by a Participant in writing to receive amounts due the Participant in the event of the Participant's death. In the absence of an effective designation by the Participant, Designated Beneficiary shall mean the Participant's surviving spouse or, if none, his estate.

     3. SHARES SUBJECT TO THE PLAN.

     3.1 Shares Subject to the Plan

     The maximum number of Shares that may be the subject of Awards under this Plan shall be 87,285. The Company shall reserve such number of Shares for the purposes of the Plan out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each. In the event that a trust is established in connection with the Plan pursuant to Section 5.4, the Company may authorize the trustees of the trust to purchase Shares in the open market with funds contributed by the Company or the Banks and such shares shall be included in the number of shares that may be the subject of Awards. In the event that Restricted Shares are forfeited for any reason, such Shares shall thereafter again be available for award pursuant to the Plan.

     3.2 Changes in the Company's Shares

     In the event that the Committee shall determine that any recapitalization, reorganization, merger, consolidation, stock split, spin-off, combination, or exchange of Shares, or other similar corporate event affects the Shares such that an adjustment is required in order to preserve the benefits or potential benefits intended under this Plan, the Committee shall, in such manner as it may deem equitable, adjust any or all of the number and kind of Shares which thereafter may be awarded under the Plan, or the number and kind of Shares subject to outstanding awards; provided, however, that the number of Shares subject to any award shall always be a whole number.

     4. RESTRICTED SHARES

     4.1 Eligibility; Awards Under the Plan

     (a) Eligibility. Employees (including officers and employee directors of the Banks) and Eligible Directors shall be eligible to participate in the Plan upon designation by the Committee. To the extent that Shares are available for grant under the Plan, the Committee may determine which of the Employees and Eligible Directors shall be granted an Award and the number of Restricted Shares covered by each Award. In selecting those Employees to whom Awards will be granted and the number of Shares covered by such Awards, the Committee shall consider the position and responsibilities of the eligible Employees, the length and value of their services to the Company and its Affiliates, the compensation paid to the Employees and any other factors the Committee may deem relevant, and the Committee may request the written recommendation of the chief executive officer and other senior executive officers of the Company and its Affiliates.

     (b) Limitation on Awards. Notwithstanding anything herein to the contrary, no Employee shall receive an Award covering in excess of twenty five
(25) percent, no Eligible Directors shall receive in excess of five (5) percent and Eligible Directors serving as of the Effective Date shall not receive in excess of thirty (30) percent in the aggregate, of the number of shares reserved for issuance under the Plan.

     (c) Fractions of Shares. Whenever under the terms of the Plan a fractional share would be required to be issued, the fractional share shall be rounded up to the next full share.

     4.2 Terms of Awards

     The Restricted Shares awarded hereunder shall be awarded only pursuant to a written agreement, which shall be executed by the Participant and a duly authorized officer of the Company and which shall contain the following terms and conditions:

     (a) Acceptance of Award. An award of Restricted Shares must be accepted by the Participant within a period of sixty (60) days (or such other period as the Board may specify at grant) after the award date by the execution of a Restricted Share award agreement in the form provided by the Company.

     (b) Restrictions and Conditions. The Restricted Shares awarded to a Participant pursuant to this Section 4 shall be subject to the following restrictions and conditions:

     (i) A Participant shall not be permitted to sell, transfer, pledge, assign or otherwise encumber Restricted Shares awarded under the Plan prior to the date on which such shares vest in accordance with clause (iii), except in accordance with the laws of descent and distribution.

     (ii) Except as provided in clause (i) and this clause (ii) the Participant shall have, with respect to the Restricted Shares, all of the rights of a stockholder of the Company, including the right to vote and to receive any cash dividends received thereon. Stock dividends, if any, issued with respect to Restricted Shares shall be treated as additional Restricted Shares that are subject to the same restrictions and other terms and conditions that apply with respect to the Restricted Shares with respect to which such dividends are paid.

                (iii) Subject to the applicable provisions of the Restricted Share award agreement and this Section, a Participant's interest in Shares shall immediately become fully vested and nonforfeitable, and the restrictions set forth in this Section 4.2 shall lapse (x) ratably over a five (5) year period whereby twenty percent (20%) of the Award shall vest on each of the first through the fifth anniversaries of the date of grant so long as the Participant continues service as an Employee or Eligible Director or is designated a Director Emeritus or (y) upon the Participant's death or Disability, or (z) upon a Change in Control (to the extent such treatment is authorized or not prohibited by applicable law or regulations).

     4.3 Stock Certificates

     Except as otherwise provided herein, a stock certificate registered in the name of each Participant receiving a Restricted Share award (or in the name of a trustee for the benefit of each Participant) shall be issued in respect of such shares. Such certificate shall bear whatever appropriate legend referring to the terms, conditions, and restrictions applicable to such award as the Committee shall determine. The Committee may, in its sole discretion, require that the stock certificates evidencing Restricted Shares be held in custody by the Company (or in trust by a trustee) until the restrictions thereon shall have lapsed. If a trust is established in connection with the Plan, a certificate or certificates may be solely issued in the name of the trust; provided, however, that the trustee shall maintain a record of Awards authorized under the Plan and the amount of cash dividends payable to a Participant upon the vesting of any Award or installment thereof.

     5. MISCELLANEOUS.

     5.1 Shareholder Approval; Effective Date; Term

     The Plan shall become effective only upon approval by a majority of the Company's stockholders at an annual or special meeting of stockholders of the Company held not less than six (6) months after the date of closing of the Banks' mutual-to-stock conversion, and shall continue in effect until the tenth anniversary of the Effective Date.

     5.2 Amendment, Suspension or Termination of the Plan

     The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board; provided, however, that no amendment or modification shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement.

     From and after the Effective Date, neither the amendment, suspension nor termination of the Plan shall, without the consent of the Participant, alter or impair any rights or obligations under any award theretofore granted. No awards may be granted during any period of suspension nor after termination or expiration of the Plan.

     5.3 Regulations and Other Approvals

     (a) The obligation of the Company to deliver Shares with respect to any award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Board.

     (b) The Board may make such changes to the Plan as may be necessary or appropriate to comply with the rules or requirements of any governmental authority.

     (c) Each award of Shares is subject to the requirement that, if at any time the Board determines, in its sole discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any United States, state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, issuance of Shares, no Shares shall be issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Board.

     (d) In the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act of 1933 or regulations thereunder, and the Board may require any individual receiving Shares pursuant to the Plan, as a condition precedent to receipt of such Shares, to represent to the Banks in writing that the Shares acquired by such individual are acquired for investment only and not with a view to distribution. The certificate for any Shares acquired pursuant to the Plan shall include any legend that the Board deems appropriate to reflect any restrictions on transfer.

     (e) At the time of grant of any award, the Board may provide in the Restricted Share award agreement that any Shares received as a result of such grant shall be subject to a right of first refusal in favor of the Company, pursuant to which the Participant shall be required to offer to the Company any Shares that he wishes to sell, with the price being the then fair market value of such Shares, subject to such other terms and conditions as the Board may specify in the award agreement.

     (f) Rule 16b-3 Compliance. With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable terms and conditions of Rule 16b-3 and any successor provisions. To the extent that any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

     (g) A Participant shall be required to pay to the Company or an Affiliate the amount of any applicable withholding taxes in respect of an Award and the Company shall be authorized to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes, including, but not limited to, the withholding of the issuance of Shares to be issued upon the vesting of any Award, until the Participant reimburses the Company for any amount required to be withheld.

     5.4 Trust Arrangement

     All benefits under the Plan represent an unsecured promise to pay by the Company. The Plan shall be unfunded and the benefits hereunder shall be paid only from the general assets of the Company resulting in the Participants having no greater rights than the Company's general creditors; provided, however, that nothing herein shall prevent or prohibit the Company from establishing a trust or other arrangement for the purpose of providing for the payment of the benefits payable under the Plan.

     5.5 Governing Law

     The Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Illinois without giving effect to the choice of law principles thereof.

     5.6 Titles; Construction

     Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan. The masculine pronoun shall include the feminine and neuter and the singular shall include the plural, when the context so indicates.

                                REVOCABLE PROXY
                             CHESTER BANCORP, INC.

                      FIRST ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 4, 1997

     The undersigned hereby appoints the official Proxy Committee of the Board of Directors of Chester Bancorp, Inc. ("Corporation") with full powers of substitution to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Corporation which the undersigned is entitled to vote at the First Annual Meeting of Stockholders, to be held at the American Legion Hall, 500 E. Opdyke St., Chester, Illinois, on Friday, April 4, 1997, at 10:00 a.m., local time, and at any and all adjournments thereof, as follows:


                                                               VOTE
         1.   The election as director of the nominees  FOR   WITHHELD
                                                        ----  --------
              listed below (except as marked to the     [  ]    [  ]
              contrary below).

              Thomas E. Welch, Jr.
              John R. Beck, M.D.
              James C. McDonald

              INSTRUCTIONS:  TO WITHHOLD YOUR VOTE
              FOR ANY INDIVIDUAL NOMINEE, WRITE THE
              NOMINEE'S NAME(S) ON THE LINE BELOW.


                                                        FOR   AGAINST   ABSTAIN
                                                        ----  -------  --------
         2.   The adoption of the Chester               [  ]    [  ]     [  ]
              Bancorp, Inc. 1997 Stock
              Option Plan.

         3.   The adoption of the Chester
              Bancorp, Inc. 1997 Management             [  ]    [  ]    [  ]
              Recognition and Development Plan.

         4. In their discretion, upon such other matters as may properly come before the meeting.


The Board of Directors recommends a vote "FOR" the listed propositions.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE BOARD OF DIRECTORS IN ITS BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE BOARD OF DIRECTORS TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEES ARE UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Corporation at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

     The undersigned acknowledges receipt from the Corporation prior to the execution of this proxy of the Notice of First Annual Meeting of Stockholders, a Proxy Statement for the First Annual Meeting, dated February 21, 1997 and the 1996 Annual Report to Stockholders.




Dated:           , 1996
      -----------



--------------------------               -------------------------
PRINT NAME OF Stockholder                PRINT NAME OF Stockholder



-------------------------                -------------------------
SIGNATURE OF Stockholder                 SIGNATURE OF Stockholder





Please sign exactly as your name appears on the enclosed card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.






PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED
                          POSTAGE-PREPAID ENVELOPE.